Exhibit 99.1

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS
CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660
JUDGE: DOUGLAS O. TICE JR.

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: September 28, 2009 To November 1, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7A) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/S/ J.P. CAUSEY JR.	EXECUTIVE VICE PRESIDENT
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

J.P. CAUSEY JR.	NOVEMBER 20, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/S/ KATHRYN L. TYLER	ASSISTANT CONTROLLER
ORIGINAL SIGNATURE OF PREPARER	TITLE

KATHRYN L. TYLER	NOVEMBER 20, 2009
PRINTED NAME OF PREPARER	DATE

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-1 (1 of 2)

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

BALANCE SHEET

	12/29/2008	2/1/2009	3/1/2009	3/29/2009	4/30/2009	5/31/2009	6/28/2009

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,469,115	$2,158,981	$947,670	$1,140,352	$456,614	$10,558,731	$10,201,730
Accounts receivable[1]	6,980,430	7,770,578	7,857,279	8,459,192	95,408,006	2,418,885	2,020,865
Inventories	3,838,065	3,664,000	3,660,000	3,685,000	-	-	-
Prepaid expenses and other current assets	828,719	669,773	1,624,976	1,425,984	931,506	720,545	665,871
Income taxes receivable	2,634,783	2,634,783	2,634,783	2,634,783	2,634,783	2,634,783	2,634,783

TOTAL CURRENT ASSETS	15,751,112	16,898,115	16,724,708	17,345,310	99,430,908	16,332,944	15,523,249

Gross property, plant and equipment:	30,875,645	30,875,761	31,368,761	31,368,761	1,355,325	1,355,325	1,355,325
Less accumulated depreciation	(18,281,155)	(18,505,161)	(18,730,176)	(18,962,413)	(1,193,804)	(1,214,208)	(1,234,610)

Net property, plant and equipment	12,594,490	12,370,600	12,638,586	12,406,349	161,521	141,117	120,715

Investment[2]	609,958,833	609,452,228	609,452,228	608,877,754	4,722,402	4,026,322	3,401,392
Net Intercompany receivable[2,3]	380,411,592	364,771,130	362,018,963	368,163,677	-	-	-
Other assets	48,850,022	45,911,887	43,305,421	42,914,089	32,126,393	31,835,864	31,868,923

TOTAL ASSETS	1,067,566,056	1,049,403,960	1,044,139,906	1,049,707,178	136,441,224	52,336,247	50,914,279

CURRENT LIABILITIES
Accounts payable	-	1,041,104	239,496	1,168,385	119,728	137,757	57,167
Accrued expenses	-	2,264,062	3,886,832	4,275,638	6,806,139	1,223,155	844,120

TOTAL CURRENT LIABILITIES	-	3,305,166	4,126,328	5,444,023	6,925,867	1,360,912	901,287

LIABILITIES NOT SUBJECT TO COMPROMISE	-	3,305,166	4,126,328	5,444,023	6,925,867	1,360,912	901,287

LIABILITIES SUBJECT TO COMPROMISE	610,078,052	596,985,915	598,863,077	599,519,013	491,973,646	436,785,319	439,742,743

STOCKHOLDERS’ EQUITY
Common stock	20,639,605	20,485,638	20,318,975	20,318,975	20,238,486	20,238,486	20,238,486
Additional paid-in capital	370,720,184	370,973,216	371,119,572	371,433,488	98,740,698	98,740,698	98,740,698
Accumulated other comprehensive income (loss)	(107,066,962)	(105,822,347)	(107,408,674)	(107,252,262)	(46,594,889)	(46,320,554)	(46,142,364)
Retained earnings	173,195,177	163,476,372	157,120,627	160,243,942	(434,842,584)	(458,468,614)	(462,566,571)

TOTAL STOCKHOLDERS’ EQUITY	457,488,004	449,112,878	441,150,500	444,744,142	(362,458,289)	(385,809,984)	(389,729,751)

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$1,067,566,056	$1,049,403,960	$1,044,139,906	$1,049,707,178	$136,441,224	$52,336,247	$50,914,279

1.	Accounts receivable include $3,461,235, $3,338,463, $3,291,694, $2,807,186, 2,418,885, $2,020,865,$2,635,896, 2,628,282, 2,521,364 and 2,007,300 of non trade receivables, deposits, advances and other miscellaneous receivables for January, February March, April, May, June, July, August, September and October, respectively. April balance also reflects receivables of $92,608,820 related to the sale that closed April 30, 2009
2.	The Company sold substantially all of its operating business effective April 30, 2009 resulting in the elimination of all I/Co and investment balances in non-debtor subsidiaries
3.	For January, February and March, movement in intercompany receivable balance due to changes in foreign currency exchange rates and ordinary course intercompany transactions with non-debtor related entities, primarily Chesapeake PLC, UK Holdings Limited and Chesapeake Asia Pacific Ltd.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-1 (2 of 2)

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

BALANCE SHEET

	8/2/2009	8/30/2009	9/27/2009	11/1/2009

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$9,034,187	$7,980,143	$7,895,167	$9,705,754
Accounts receivable [1]	2,635,896	2,628,282	2,521,364	2,007,300
Inventories	-	-	-	-
Prepaid expenses and other current assets	540,777	437,021	334,153	205,633
Income taxes receivable	2,634,783	2,634,783	2,634,783	2,634,783

TOTAL CURRENT ASSETS	14,845,643	13,680,229	13,385,467	14,553,470

Gross property, plant and equipment:	1,355,325	1,355,325	1,355,325	-
Less accumulated depreciation	(1,254,730)	(1,274,849)	(1,294,968)	-

Net property, plant and equipment	100,595	80,476	60,357	-

Investment[2]	3,334,680	2,920,325	2,727,836	2,689,720
Net Intercompany receivable[2,3]	-	-	-	-
Other assets	31,691,674	32,363,535	32,401,620	32,214,734

TOTAL ASSETS	49,972,592	49,044,565	48,575,280	49,457,924

CURRENT LIABILITIES
Accounts payable	9,349	19,353	-	25,935
Accrued expenses	598,934	476,946	482,631	940,117

TOTAL CURRENT LIABILITIES	608,283	496,299	482,631	966,052

LIABILITIES NOT SUBJECT TO COMPROMISE	608,283	496,299	482,631	966,052

LIABILITIES SUBJECT TO COMPROMISE	445,566,437	444,669,611	448,244,597	454,092,165

STOCKHOLDERS’ EQUITY
Common stock	20,238,486	20,238,486	20,238,486	20,238,486
Additional paid-in capital	98,740,698	98,740,698	98,740,698	98,740,698
Accumulated other comprehensive income (loss)	(45,885,665)	(45,685,487)	(45,496,043)	(45,279,627)
Retained earnings	(469,295,647)	(469,415,042)	(473,635,089)	(479,299,850)

TOTAL STOCKHOLDERS’ EQUITY	(396,202,128)	(396,121,345)	(400,151,948)	(405,600,293)

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$49,972,592	$49,044,565	$48,575,280	$49,457,924

1.	Accounts receivable include $3,461,235, $3,338,463, $3,291,694, $2,807,186, 2,418,885, $2,020,865, $2,635,896, 2,628,282, 2,521,364 and 2,007,300 of non trade receivables, deposits, advances and other miscellaneous receivables for January, February March, April, May, June, July, August, September and October, respectively. April balance also reflects receivables of $92,608,820 related to the sale that closed April 30, 2009
2.	The Company sold substantially all of its operating business effective April 30, 2009 resulting in the elimination of all I/Co and investment balances in non-debtor subsidiaries
3.	For January, February and March, movement in intercompany receivable balance due to changes in foreign currency exchange rates and ordinary course intercompany transactions with non-debtor related entities, primarily Chesapeake PLC, UK Holdings Limited and Chesapeake Asia Pacific Ltd.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-2

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

INCOME STATEMENT

	2/1/2009	3/1/2009	3/29/2009	4/30/2009	5/31/2009	6/28/2009	8/2/2009	8/30/2009	9/27/2009	11/1/2009

Net sales	$4,196,944	$3,707,000	$4,267,000	$4,788,000	$-	$-	$-	$-	$-	$-
Cost of products sold	4,066,668	3,432,000	3,921,000	4,538,000	-	-	-	-	-	-
Selling, general and administrative expenses	1,998,580	1,953,517	2,204,262	2,242,369	592,107	493,181	638,486	538,674	486,386	578,864
Gain (loss) on foreign currency translation	(25,988)	186,882	(76,697)	(599,023)	(20,594,933)	(1,520,359)	(3,601,719)	2,872,317	(1,272,279)	(4,571,436)
Other income (loss), net	(17,943)	(20)	(21,402)	(6,048)	(15,449)	(465)	(3,398)	3,159	-	(46,071)

Operating loss	(1,912,235)	(1,491,655)	(1,956,361)	(2,597,440)	(21,202,489)	(2,014,005)	(4,243,603)	2,336,802	(1,758,665)	(5,196,371)

Loss on divestiture	-	-	-	591,236,706	338,961	-	1,613	205	863	7,538
Reorganization costs and other financing costs	3,767,001	1,101,363	1,706,766	59,249	15,215	136,808	77,436	69,843	75,780	(79,244)
Interest expense, net	6,291,587	5,557,027	3,249,769	3,648,701	1,915,894	1,794,950	2,254,572	2,233,545	2,231,373	1,467,746

Loss from continuing operations	(11,970,822)	(8,150,046)	(6,912,897)	(597,542,096)	(23,472,559)	(3,945,763)	(6,577,224)	33,209	(4,066,681)	(6,592,411)

Intercompany income, net	(2,395,372)	(1,939,622)	(3,157,543)	(2,588,980)	-	-	-	-	-	-

Loss from continuing operations before taxes	(9,575,450)	(6,210,424)	(3,755,354)	(594,953,116)	(23,472,559)	(3,945,763)	(6,577,224)	33,209	(4,066,681)	(6,592,411)

Tax expense	7,880	9,014	8,861	1,861	3,654	3,654	3,291	3,290	3,290	3,324

Loss before discontinued operations	(9,583,330)	(6,219,438)	(3,764,215)	(594,954,977)	(23,476,213)	(3,949,417)	(6,580,515)	29,919	(4,069,971)	(6,595,735)

Loss (income) from discontinued operations, net of tax	136,752	136,752	(6,887,529)	131,548	149,818	148,540	148,561	149,315	150,076	(930,974)

Net (loss) income	$(9,720,082)	$(6,356,190)	$3,123,314	$(595,086,525)	$(23,626,031)	$(4,097,957)	$(6,729,076)	$(119,396)	$(4,220,047)	$(5,664,761)

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-3 (1 of 2)

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

CASH RECEIPTS AND DISBURSEMENTS

	YTD[1]
	2/1/2009	3/1/2009	3/29/2009	4/30/2009	5/31/2009	6/28/2009

Operating activities:
Net loss	$(9,917,347)	$(16,273,537)	$(13,150,223)	$(608,236,748)	$(631,862,778)	$(635,960,735)
Depreciation and amortization	369,015	729,029	1,096,266	1,475,836	1,496,240	1,516,642

Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable, net	(414,551)	(501,253)	(1,103,165)	(93,434,979)	(445,858)	(47,838)
Inventories	135,000	139,000	114,000	516,000	516,000	516,000
Other assets	168,409	(786,794)	(587,802)	(286,324)	(75,364)	(20,689)
Accounts payable and accrued expenses	(6,132,368)	(1,310,385)	2,480,427	2,362,951	(3,682,855)	(1,999,876)
Income taxes payable	-	-	-	-	-
Loss on Divestiture	-	-	-	681,379,250	606,471,427	606,471,427
Other	3,174,529	5,692,364	(995,003)	138,179	522,947	2,107,827

Net cash provided by operating activities	(12,617,313)	(12,311,575)	(12,145,499)	(16,085,835)	(27,060,241)	(27,417,242)

Investing activities:
Purchases of property, plant and equipment	-	-	(493,000)	(498,000)	(498,000)	(498,000)
Divestitures	-	-	-	-	96,076,462	96,076,462
Proceeds from sales of property, plant and equipment	-	-	-	2,000	2,000	2,000
Other	-	-	-	-	-	-

Net cash (used in) provided by investing activities	-	-	(493,000)	(496,000)	95,580,462	95,580,462

Financing activities:
Net borrowings on credit lines	-	-	-	-	-	-
Payments on long-term debt	-	-	-	-	(75,000,000)	(75,000,000)
Proceeds from long-term debt	-	-	-	-	-	-
Intercompany	5,452,984	3,935,933	4,455,539	7,715,137	7,715,198	7,715,198
Other	-	-	-	-	-	-

Net cash provided by (used in) financing activities	5,452,984	3,935,933	4,455,539	7,715,137	(67,284,802)	(67,284,802)

Effect of foreign exchange rate changes on cash and cash equivalents	-	-	-	(134)	(134)	(134)
Increase (decrease) in cash and cash equivalents	(7,164,330)	(8,375,642)	(8,182,960)	(8,866,698)	1,235,419	878,418
Cash and cash equivalents at beginning of Year	9,323,312	9,323,312	9,323,312	9,323,312	9,323,312	9,323,312

Cash and cash equivalents at end of Period	$2,158,981	$947,670	$1,140,352	$456,614	$10,558,731	$10,201,730

1.	Cashflow statement based on Company’s fiscal period from 12/28/08 through 3/29/09, which includes net loss of $197,265 and net cash outflows of approximately $8 million from Dec 29, 2008, which were pre-petition.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-3 (2 of 2)

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

CASH RECEIPTS AND DISBURSEMENTS

	YTD[1]
	8/2/2009	8/30/2009	9/27/2009	11/1/2009

Operating activities:
Net loss	$(642,689,811)	$(642,809,207)	$(647,029,253)	$(652,694,014)
Depreciation and amortization	1,536,761	1,556,881	1,577,000	1,577,000

Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable, net	(662,869)	(655,256)	(544,033)	(34,274)
Inventories	516,000	516,000	516,000	516,000
Other assets	104,405	208,161	311,029	439,549
Accounts payable and accrued expenses	119,711	1,769,727	3,416,866	7,336,228
Income taxes payable
Loss on divestiture	606,471,427	606,471,427	606,471,427	606,471,427
Loss on sale of fixed assets				50,257
Other	6,019,591	3,303,438	5,557,159	8,414,509

Net cash provided by operating activities	(28,584,785)	(29,638,829)	(29,723,805)	(27,923,318)

Investing activities:
Purchases of property, plant and equipment	(498,000)	(498,000)	(498,000)	(498,000)
Divestitures	96,076,462	96,076,462	96,076,462	96,076,462
Proceeds from sales of property, plant and equipment	2,000	2,000	2,000	12,100
Other	-	-	-	-

Net cash (used in) provided by investing activities	95,580,462	95,580,462	95,580,462	95,590,562

Financing activities:
Net borrowings on credit lines	-	-	-	-
Payments on long-term debt	(75,000,000)	(75,000,000)	(75,000,000)	(75,000,000)
Proceeds from long-term debt	-	-	-	-
Intercompany	7,715,198	7,715,198	7,715,198	7,715,198
Other	-	-	-	-

Net cash provided by (used in) financing activities	(67,284,802)	(67,284,802)	(67,284,802)	(67,284,802)

Effect of foreign exchange rate changes on cash and cash equivalents	(134)	(134)	(134)	(134)
Increase (decrease) in cash and cash equivalents	(289,125)	(1,343,169)	(1,428,145)	382,442
Cash and cash equivalents at beginning of Year	9,323,312	9,323,312	9,323,312	9,323,312

Cash and cash equivalents at end of Period	$9,034,187	$7,980,143	$7,895,167	$9,705,754

1.	Cashflow statement based on Company’s fiscal period from 12/28/08 through 3/29/09, which includes net loss of $197,265 and net cash outflows of approximately $8 million from Dec 29, 2008, which were pre-petition.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-4

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

ACCOUNTS RECEIVABLE AGING[1]		SCHEDULE AMOUNT	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH	MONTH
			JANUARY 2009	FEBRUARY 2009	MARCH 2009	APRIL 2009	MAY 2009	JUNE 2009	JULY 2009	AUGUST 2009	SEPT 2009	OCT 2009
1.	0-30		$3,368,106	$3,387,728	$4,728,441	$-	$-	$-	$-	$-	$-	$-
2.	31-60		643,867	1,103,581	433,694	-	-	-	-	-	-	-
3.	61-90		185,241	27,507	(32,144)	-	-	-	-	-	-	-
4.	91+		112,128		37,507	-	-	-	-	-	-	-

5.	TOTAL ACCOUNTS RECEIVABLE		$4,309,343	$4,518,816	$5,167,498	$-	$-	$-	$-	$-	$-	$-
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		-	-

7.	ACCOUNTS RECEIVABLE (NET)		$4,309,343	$4,518,816	$5,167,498	$-	$-	$-	$-	$-	$-	$-

1.	Does not include deposits/advances which are included in the balance sheet and miscellaneous receivables not recorded under the AR sub ledger.

For April does not include receivable for the proceeds from the sale on 4/30/2009.

Following the sale on 4/30/2009 the debtors have no trade receivables.

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	9/28/09-11/1/2009

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL	$-	$-	$-	$-	$-
2.	STATE	-	-	-	-	-
3.	LOCAL	-	-	-	-	-
4.	OTHER (ATTACH LIST)	-	-	-	-	-

5.	TOTAL TAXES PAYABLE	$-	$-	$-	$-	$-

6.	ACCOUNTS PAYABLE	$25,935	$-	$-	$-	$25,935

STATUS OF POSTPETITION TAXES			MONTH:	9/28/09-11/1/2009

FEDERAL		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	WITHHOLDING**	$-	$10,257	$10,257	-
2.	FICA-EMPLOYEE**	-	1,525	1,525	-
3.	FICA-EMPLOYER**	-	1,525	1,955	-
4.	UNEMPLOYMENT	-	-	-	-
5.	INCOME	-	-	-	-
6.	OTHER (ATTACH LIST)	-	-	-	-

7.	TOTAL FEDERAL TAXES	$-	$13,307	$13,737	$-

STATE AND LOCAL
8.	WITHHOLDING	$-	$2,791	$2,791	-
9.	SALES	-	-	-	-
10.	EXCISE	-	-	-	-
11.	UNEMPLOYMENT	-	-	-	-
12.	REAL PROPERTY	-	-	-	-
13.	PERSONAL PROPERTY	-	-	-	-
14.	OTHER (A)	-	4,158	4,158	-

15.	TOTAL STATE & LOCAL	$-	$6,949	$6,949	$-

16.	TOTAL TAXES	$-	$20,256	$20,686	$-

A - New York Metropolitan Commuter Transportation Mobility Tax

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-5

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS						MONTH:	9/28/09-11/1/2009

A.	BANK:	Bank of America	Wilmington Trust	Wachovia	Wachovia	Wachovia	Wachovia	Wachovia	Wachovia	TOTAL
B.	ACCOUNT NUMBER:	0049 6189 8991	2881-0598	2000044344937	2000044344953	2000049760707	2000042096355	2000042096368	2000028428497
C.	PURPOSE (TYPE):	Deposit/Wdrwl	Deposit/Wdrwl	Money Market	Money Market	Money Market	Deposit/Wdrwl	Deposit/Wdrwl	Deposit/Wdrwl
1.	BALANCE PER BANK STATEMENT	$689	$13,696	$5,332,695	$1,664,054	$1,600,556	$635,480	$499,988	$4,976	$9,752,134
2.	ADD: TOTAL DEPOSITS NOT CREDITED									-
3.	SUBTRACT: OUTSTANDING CHECKS						(46,848)			(46,848)
4.	OTHER RECONCILING ITEMS									-
5.	MONTH END BALANCE PER BOOKS	689	13,696	5,332,695	1,664,054	1,600,556	588,632	499,988	4,976	9,705,286
6.	NUMBER OF LAST CHECK WRITTEN	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER						DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS								-
CASH
12.	CURRENCY ON HAND								$468

13.	TOTAL CASH - END OF MONTH								$9,705,754

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-6

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

	MONTH:	9/28/09-11/1/2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.		See Appendix A
2.
3.
4.
5.

6.	TOTAL PAYMENTS TO INSIDERS		$-	$-

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	Alvarez & Marsal				$637,635
2.	FTI Consulting				61,845
3.	Goldman Sachs				4,142,218
4.	Gordian Group LLC				482,214
5.	Greenberg Traurig, LLP	10/8/2009	10,071	10,071	1,111,482	20,544
6.	Hammonds				117,048
7.	Hunton & Williams	10/8/2009	50,328	50,328	2,083,190	122,794
8.	Ivins, Phillips, & Barker		24,093	24,093	145,696	248,000
9.	Kekst & Company				7,513
10.	Kurtzman Carson Consultants		19,717	19,717	428,006	20,000
11.	Lowenstein & Sandler PC				25,176
12.	Tavenner & Beran	9/23/2009	24,278	24,278	24,278	22,178
13.	Quarles & Brady				1,954,520	743,386

	TOTAL PAYMENTS TO PROFESSIONALS		$128,487	$128,487	$11,220,820	$1,176,902

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. INCURRED FEES ARE MANAGEMENT ESTIMATES.

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
2.	James Center Property LLC	3,500	3,500	-
3.	Ikon Leasing	798	798	-
3.	Lanier Parking Solutions	531	531	-
4	Pitney Bowes	-	-	-

	TOTAL	$4,829	$4,829	$-

CASE NAME: CANAL CORPORATION	APPENDIX A

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

PAYMENTS TO INSIDERS AND PROFESSIONALS

MONTH: 9/28/09-11/1/2009

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

NAME		TYPE OF PAYMENT	Jan Amount Paid[1]	Feb Amount Paid	March Amount Paid	April Amount Paid	May Amount Paid	June Amount Paid	July Amount Paid	Aug Amount Paid	Sept Amount Paid	Oct Amount Paid	TOTAL PAID TO DATE
1.	Alvarez & Marsal	Professional	$-	$-	$279,364	$186,116	$134,882	$24,222	$-	$13,052	$-	$-	637,636
2.	Buchan, Brian J	BOD Fees	1,260	-	3,780	5,600	1,269	2,585	-	-	-	-	14,494
3.	Causey Jr, John Paul	Payroll	36,500	24,333	24,333	24,333	-	-	24,333	24,333	24,333	24,333	206,832
4.	Causey Jr, John Paul	Expense Reimb	-	267	1,719	45	202	555	-	-	765	1,825	5,377
5.	Decaluwe, Rafael C	BOD Fees	4,520	7,322	3,480	9,096	1,577	4,370	-	-	-	-	30,365
6.	Fell, Sir David	BOD Fees	9,968	5,626	1,104	23,770	1,200	-	26,463	-	-	26,818	94,949
7.	Formacek, Candace C.	Payroll	23,125	15,417	15,417	15,417	-	-	-	-	-	-	69,375
8.	Formacek, Candace C.	Expense Reimb	-	521	-	2,351	33	-	-	-	-	-	2,905
9.	Fowden, Jerry	BOD Fees	1,260	-	-	5,600	1,260	-	2,585	-	-	-	10,705
10.	FTI Consulting	Professional	-	-	61,845	-	-	-	-	-	-	-	61,845
11.	Goldman Sachs	Professional	-	-	-	-	4,142,218	-	-	-	-	-	4,142,218
12.	Gordian Group	Professional	-	-	65,584	85,597	127,184	85,314	85,202	33,333	-	-	482,214
13.	Greenberg Traurig	Professional	-	-	329,162	219,314	454,315	45,432	19,297	21,989	11,902	10,071	1,111,482
14.	Hammonds LLP	Professional	-	-	44,502	27,730	27,999	14,443	-	2,374	-	-	117,048
15.	Hellyar, Mary Jane	BOD Fees	1,800	2,744	35	8,000	1,800	-	3,692	-	-	-	18,071
16.	Henderson, Thomas	Expense Reimb	1,151	1,766	4,087	2,654	-	-	-	-	-	-	9,658
17.	Henderson, Thomas M	Payroll	25,000	16,667	16,667	16,667	-	-	-	-	-	-	75,000
18.	Henfling, Robin	Payroll	33,086	20,433	20,433	20,433	-	-	-	-	-	-	94,386
19.	Henfling, Robin	Expense Reimb	-	1,895	4,758	1,577	-	-	-	-	-	-	8,231
20.	Hockett, Vincent W.	Payroll	33,125	22,083	22,083	22,083	-	-	-	-	-	-	99,375
21.	Hockett, Vincent W.	Expense Reimb	-	50	2,405	-	-	-	-	-	-	-	2,455
22.	Hunton & Williams LLP	Professional	-	-	751,574	-	619,558	293,537	136,623	158,206	73,364	50,328	2,083,191
23.	Ivins, Phillips & Baker	Professional	-	15,934	-	18,538	7,987	15,657	43,544	19,943	-	24,093	145,696
24.	Kekst & Company	Professional	5,263	-	1,550	700	-	-	-	-	-	-	7,513
25.	Kohut, Andrew J	Payroll	71,250	44,958	48,285	47,500	-	-	-	-	-	-	211,993
26.	Kohut, Andrew J	Expense Reimb	290	-	743	155	-	-	-	-	-	-	1,189
27.	Kohut, Andrew J	BOD Fees										9,800
28.	Lowenstein Sandler PC	Professional	-	-	-	11,528	9,898	-	-	3,750	-	-	25,176
29.	Kurtzman Carson Consultants	Professional	-	32,668	131,522	76,938	61,434	46,827	40,648	-	18,252	19,717	428,006
30.	McKeough, John	Expense Reimb	5,961	3,982	2,391	3,696	-	-	-	-	-	-	16,030
31.	Mckeough, John P.	Payroll	22,548	14,583	14,583	14,583	-	-	-	-	-	-	66,298
32.	Mostrom, Joel K.	Payroll	42,500	29,078	28,333	28,333	-	-	-	-	-	-	128,244
33.	Mostrom, Joel K.	Expense Reimb	-	1,120	461	-	281	-	-	-	-	-	1,862
34.	Naftzger, Christopher	Payroll	22,625	15,083	15,083	15,083	9,201	-	-	-	-	-	77,076
35.	Naftzger, Christopher	Expense Reimb	-	1,571	-	1,070	30	-	-	-	-	-	2,671
36.	Petit, Henri	BOD Fees	1,260	2,520	-	5,600	1,260	562	6,178	-	-	7,910	25,290
37.	Quarles & Brady	Professional				483,089	337,422	-	624,250	-	509,759	-	1,954,520
38.	Rosenblum, DR. John W.	BOD Fees	5,400	7,200	-	11,300	1,800	-	9,500	-	-	11,300	46,500
39.	Swade, Terry A.	Payroll	12,875	8,583	8,583	8,583	-	-	-	-	-	-	38,625
40.	Swade, Terry A.	Expense Reimb	-	-	490	-	-	-	-	-	-	-	490
41.	Tavenner & Beran	Professional										24,278	24,278
42.	Thelander, Beverly L.	BOD Fees / Exp	5,400	7,200	2,256	11,300	1,800	-	10,067	-	-	12,300	50,323
43.	Turley, Troy	Expense Reimb	1,020	1,803	3,272	5,206	-	-	-	-	-	-	11,302
44.	Turley, Troy L.	Payroll	22,953	12,533	12,533	12,533	-	-	-	-	-	-	60,553
45.	Winter, David A	Payroll	18,887	12,592	12,592	12,592	15,740	-	-	-	-	-	72,402
46.	Winter, David A	Expense Reimb	117	-	64	-	25	45	-	-	-	-	251

	TOTAL PAYMENTS TO INSIDERS		$409,146	$330,533	$1,935,076	$1,444,713	$5,960,374	$533,549	$1,032,381	$276,980	$638,375	$222,773	$12,774,099

1.	Includes 12/31/08, 1/15/09 ad 1/31/09 payrolls.

CASE NAME: CANAL CORPORATION	ACCRUAL BASIS-7

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

MONTH: 9/28/09-11/1/2009

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1.	Office furniture and fixtures in the corporate office were sold during the period pursuant to a motion granted by the Bankruptcy Court.

4.	Payments on prepetition liabilities have been made pursuant to motions granted by the Bankruptcy Court.

CASE NAME: CHESAPEAKE CORPORATION	ACCRUAL BASIS-7a

CASE NUMBERs: 08-36642, 08-36643, 08-36644, 08-36645, 08-36646, 08-36647, 08-36648, 08-36649, 08-36650, 08-36651, 08-36652, 08-36653, 08-36654, 08-36655, 08-36656, 08-36657, 08-36658, 08-36659, 08-36660

MONTH: 9/28/09-11/1/2009

INSURANCE

	YES	NO
1. ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

MONTH ENDING: September 28, 2009 To November 1, 2009

INSURANCE SCHEDULE

Type	Carrier/Agent	Period Covered	Payment Amount	Frequency
General Liability	Century Surety Company	4/15/09 - 4/15/10	$6,372	Paid at Inception
General Liability	Century Surety Company	4/15/09 - 4/15/10	$1,943	Paid at Inception
Commercial Property	The Harford	4/24/09 - 4/24/10	$5,999	Paid at Inception
Primary Directors & Officers Liability Insurance	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/09 - 1/1/10	$800,000	Paid at Inception
Excess Directors and Officers Liability	Ace American Insurance Company	1/1/09 - 1/1/10	$300,000	Paid at Inception
Directors and Officers Liability Excess DIC Policy	Ace American Insurance Company	1/1/09 - 1/1/10	$200,000	Paid at Inception
Fiduciary Liability	Federal Insurance Company	1/1/09 - 1/1/10	$53,000	Paid at Inception
Excess Fiduciary Liability	National Union Fire Insurance Company of Pittsburgh (AIG)	1/1/09 - 1/1/10	$43,569	Paid at Inception
Outside Directorship Liability Insurance	Federal Insurance Company	1/1/09 - 1/1/10	$3,500	Paid at Inception
Crime Insurance	Zurich American Insurance Company	1/1/09 - 1/1/10	$84,262	Paid at Inception
Employed Lawyers Liability	American International Specialty Lines Insurance Company	5/17/08 - 1/1/10	$44,356	Paid at Inception
Employed Lawyers Liability	American International Specialty Lines Insurance Company	1/1/10 - 1/1/13	$48,372	Paid at Inception
US Workers Compensation	Twin City Fire Insurance Company	5/1/09 - 5/1/10	$1,034	Paid at Inception
US Terrorism	XL Insurance Company Limited	9/30/08 - 9/30/09	$564	Paid at Inception
Supplemental Travel / Accident Policy	Life Insurance Company of North America	1/1/09 - 1/1/10	$1,426	Paid at Inception
Kidnap & Ransom	Federal Insurance Company	1/1/07 - 1/1/10	$25,000	Paid at Inception
Natural Resources Liability and Clean-Up	American International Specialty Lines Insurance Company	12/31/00 - 12/31/20	$6,500,000	Paid at Inception